Acquisition of Select Citizens Bank Branches February 28, 2012 Exhibit 99.2

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Price & Structure
• $3.25MM
• 100% cash
Deal value:
Consideration:
Pricing Multiples
Deposit premium: • 1.0%
Closing & Other
Due diligence:
Approvals:
Expected close:
• Completed
• Regulatory approvals
• 2
nd
quarter 2012
Summary of Key Terms
Acquisition Assets
• Citizens Bank
• $325MM
• --
• 56
• 52 ($213MM deposits, 66% of deposits)
• 4 ($112MM deposits, 34% of deposits)
Seller:
Deposits:
Loans:
Total branches:
In-store branches:
Traditional branches:
Note: Financial data as of 12/31/2011

Unique opportunity based on People’s United’s excellent in-store branch banking track record, longstanding relationship with Stop & Shop and strong traditional branch network in the market
– In each of the past 14 years, People’s United has ranked as the #1 in-store branch operator in the
U.S.
*
– Becomes the exclusive provider of banking services to Stop & Shop on Long Island, Southern
New York and Connecticut
– Pro forma for this transaction, we will operate 139 in-store Stop & Shop branches
Strong traditional branch network is crucial for successful in-store branch banking
– 37 traditional branches on Long Island and Westchester County
– Our traditional branches offer the full suite of services
– Provides a lift to traffic in both in-store and traditional branches
– Opportunity to bring average acquired in-store deposit balances up from $4MM to our average in-
store deposit balances of $29MM
Adds additional source of core deposit funding
– Expected core deposit growth within acquired in-store branches and surrounding traditional branches will help fund continued strong loan growth
* Source: SNL Financial. As measured by average deposits per in-store branch among active banks with at least $500MM of in-store deposits
Transaction Rationale
Transaction deepens People’s United’s presence on Long Island and in Westchester County

Ulster
Dutchess
Orange
Putnam
Westchester
Rockland
Bronx
New York
Suffolk
Richmond
Queens
Nassau
Kings

People's United
Financial, Inc.

People’s United Bank branches (includes 38 traditional branches in NY)
Citizens, in-store branches (52)
Source: SNL Financial
Citizens, traditional branches (4)
Expanding Long Island, NY and Hudson Valley Footprint
Branch Map

Deposits Acquired
Source: Company financials; financial data as of 12/31/2011
Cost of Deposits: 0.42%
Total Deposits: $325MM
CD
$64MM
20%
Demand
$58MM
18%
Savings
$33MM
10%
Money Market
$170MM
52%
Attractive Deposit Base